Prudential High Yield Fund, Inc.

Prudential International Equity Fund, a series of Prudential World Fund, Inc.

Prudential Jennison Small Company Fund, Inc.

Prudential Total Return Bond Fund, Inc.

Prudential Jennison Health Sciences Fund, a series of Prudential Sector Funds

Prudential Jennison Mid-Cap Growth Fund, Inc.

Prudential MoneyMart Assets, Inc.

Prudential Asset Allocation Fund, a series of The Prudential Investment Portfolios, Inc.

Prudential Jennison Select Growth Fund, a series of Prudential Investment Portfolios 3

Prudential Investment Portfolios 5

Prudential Investment Portfolios 7

Prudential Large-Cap Core Equity Fund, a series of Prudential Investment Portfolios 9

Prudential Investment Portfolios, Inc. 10

Supplement dated June 8, 2012
to the current Prospectus, Summary Prospectus and Statement of Additional Information (SAI)
of each of the Funds named above (each, the “Fund”)

On June 6, 2012, the Board of Trustees/Directors of each of the above-named Funds approved the conversion of the Fund’s Class L shares into Class A shares of the Fund, and the termination of the respective Fund’s Class L shares.

Conversion of Class L shares into Class A shares is anticipated to occur on or about August 24, 2012. The conversion of Class L shares into Class A shares is not expected to be a taxable event for federal income tax purposes, and should not result in recognition of gain or loss by converting shareholders.

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